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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 28, 2005

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)




           Delaware                       1-12387                 76-0515284
(State or other jurisdiction of         (Commission          (I.R.S. Employer of
incorporation or organization)          File Number)           Incorporation
                                                             Identification No.)



               500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS 60045
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000


                            TENNECO AUTOMOTIVE INC.
          ------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL
          YEAR

         On October 28, 2005, Tenneco Automotive Inc. (the "Company") changed its name to "Tenneco Inc." The change in name was effected pursuant to a merger of Tenneco Inc., a Delaware corporation and wholly-owned subsidiary of the Company, with and into the Company, with the Company surviving but pursuant to which the name of the Company was changed to "Tenneco Inc." The Certificate of Ownership and Merger, as filed with the Secretary of State of the State of Delaware, amended the Restated Certificate of Incorporation of the Company, as amended, by deleting Article First and inserting in lieu thereof a new Article First to read "FIRST: The name of the corporation is Tenneco Inc." A copy of the Certificate of Ownership and Merger is filed under Item 9.01 as Exhibit 99.1 and incorporated herein by reference.

         The Bylaws of the Company, as amended, have also been amended to reflect the change in name by deleting "Tenneco Automotive Inc." in the title and inserting in lieu thereof "Tenneco Inc." A copy of the Bylaws of the Company, as amended, is filed under Item 9.01 as Exhibit 99.2 and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

         On October 28, 2005, the Company announced that it has changed its name to "Tenneco Inc." and that the Company will begin trading on the NYSE under its new name on Monday, October 31, 2005. The announcement was contained in a press release, a copy of which is filed under Item 9.01 as Exhibit 99.3 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.      Description
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99.1             Certificate of Ownership and Merger effective as of October 28,
                 2005
99.2             Bylaws, as amended, dated October 28, 2005
99.3             Press release dated October 28, 2005




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   TENNECO INC.


Date:    October 28, 2005                          By: /s/ Kenneth R. Trammell
                                                       -------------------------
                                                       Kenneth R. Trammell
                                                       Senior Vice President and
                                                       Chief Financial Officer